UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

Boston Private Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	001-35070	04-2976299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $1.00 per Share	BPFH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 1, 2021 (the “Effective Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 4, 2021 (the “Merger Agreement”), by and between SVB Financial Group, a Delaware corporation (“SVB”), and Boston Private Financial Holdings, Inc., a Massachusetts corporation (“Boston Private”). Pursuant to the Merger Agreement, at the effective time of the merger (the “Effective Time”), Boston Private was merged into SVB, with SVB as the surviving entity (the “Merger”). Following the Merger, Boston Private Bank & Trust Company, a subsidiary that was wholly owned by Boston Private, was merged into SVB’s wholly owned subsidiary, Silicon Valley Bank (the “Bank Merger”), with Silicon Valley Bank continuing as the surviving entity in the Bank Merger.

Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, par value $1.00 per share, of Boston Private (“Boston Private Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Boston Private or SVB, was converted into the right to receive 0.0228 shares of common stock (the “Exchange Ratio”), par value $0.001 per share, of SVB (“SVB Common Stock”) and $2.10 in cash (the “Per Share Cash Consideration”). Holders of Boston Private Common Stock became entitled to receive cash in lieu of fractional shares.

At the Effective Time, each outstanding Boston Private equity award granted under Boston Private’s equity compensation plans, other than Boston Private performance-based stock options, was converted into a corresponding award with respect to SVB Common Stock, with the number of shares underlying such award (and, in the case of stock options, the applicable exercise price) adjusted based on the sum of (1) the Exchange Ratio and (2) the quotient obtained by dividing (A) the Per Share Cash Consideration by (B) the average closing price of SVB Common Stock on the NASDAQ Stock Market for the five full trading days ending the day prior to the Effective Time. Each such converted SVB equity award will continue to be subject to the same terms and conditions as applied to the corresponding Boston Private equity award immediately prior to the Effective Time, except that in the case of Boston Private performance-based restricted stock unit awards, the number of shares underlying the converted SVB equity award was determined based on target performance for the portion of the applicable performance period through the Effective Time, and such award will continue to vest after the Effective Time solely based on continued service (other than with respect to certain performance-based restricted stock unit awards for which the existing performance goals will continue to apply). Each outstanding Boston Private performance-based stock option was cancelled at the Effective Time for no consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The issuance of shares of SVB Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-253002) filed by SVB with the Securities and Exchange Commission (the “SEC”) and declared effective on March 17, 2021 (the “Registration Statement”).

Item 1.01	Entry into a Material Definitive Agreement.

On the Effective Date, in connection with the closing of the Merger, Boston Private, SVB and U.S. Bank National Association, as successor debenture trustee to SunTrust Bank (“U.S. Bank”) entered into the First Supplemental Indenture (the “U.S. Bank First Supplemental Indenture”) pursuant to which, among other things, SVB assumed Boston Private’s obligations under that certain Indenture, dated as of October 12, 2004, between Boston Private and SunTrust Bank, which established and provided for the issuance of Boston Private’s Junior Subordinated Convertible Debentures due October 1, 2034.

In addition, on the Effective Date, Boston Private, SVB and Wilmington Trust Company, as trustee (“Wilmington Trust”) entered into the First Supplemental Indenture (the “Wilmington Trust First Supplemental Indenture”) pursuant to which, among other things, SVB assumed Boston Private’s obligations under that certain Indenture, dated as of September 27, 2005, between Boston Private and Wilmington Trust, which established and provided for the issuance of Boston Private’s Fixed/Floating Rate Junior Subordinated Debt Securities due December 30, 2035.

The foregoing descriptions of the U.S. Bank First Supplemental Indenture and Wilmington Trust First Supplemental Indenture are qualified in their entirety by reference to the full text of the U.S. Bank First Supplemental Indenture and Wilmington Trust First Supplemental Indenture, copies of which are attached, respectively, as Exhibit 4.1 and Exhibit 4.2 hereto and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On July 1, 2021, Boston Private notified the NASDAQ Stock Market LLC (the “NASDAQ”) that the Merger had closed and requested that the NASDAQ (1) suspend trading of Boston Private Common Stock on the NASDAQ, (2) withdraw Boston Private Common Stock from listing on the NASDAQ prior to the open of trading on July 1, 2021, and (3) file with the SEC a notification of delisting of Boston Private Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Boston Private Common Stock will no longer be listed on the NASDAQ.

Additionally, SVB, as successor to Boston Private, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Boston Private Common Stock under Section 12(g) of the Exchange Act and the suspension of Boston Private’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, Boston Private was merged with and into SVB pursuant to the Merger Agreement, with SVB as the surviving entity.

The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, Boston Private’s directors and executive officers ceased serving as directors and executive officers of Boston Private.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Restated Articles of Organization, as amended, and the Amended and Restated Bylaws of Boston Private ceased to be in effect by operation of law and the organizational documents of SVB (as successor to Boston Private by operation of law) remained the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of SVB, consistent with the terms of the Merger Agreement. Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of SVB are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 4, 2021, by and between SVB Financial Group and Boston Private Financial Holdings, Inc. (incorporated by reference to Exhibit 2.1 of Boston Private’s Current Report on Form 8-K filed with the SEC on January 8, 2021).

Exhibit 3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of SVB’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2019 (File No. 000-15637)).

Exhibit 3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of SVB’s Current Report on Form 8-K filed with the SEC on February 20, 2019 (File No. 000-15637)).

Exhibit 4.1	First Supplemental Indenture, dated as of July 1, 2021, by and among U.S. Bank National Association, as successor debenture trustee to SunTrust Bank, SVB Financial Group and Boston Private Financial Holdings, Inc.

Exhibit 4.2	First Supplemental Indenture, dated as of July 1, 2021, by and among Wilmington Trust Company, as trustee, SVB Financial Group and Boston Private Financial Holdings, Inc.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB FINANCIAL GROUP As successor by merger to Boston Private Financial Holdings, Inc.

Date: July 1, 2021	By:	/s/ Daniel J. Beck
	Name:	Daniel J. Beck
	Title:	Chief Financial Officer